Contacts:	For Media:	For Financials:
	John S. Oxford	James C. Mabry IV
	Senior Vice President	Executive Vice President
	Director of Marketing	Chief Financial Officer
	(662) 680-1219	(662) 680-1281

RENASANT CORPORATION ANNOUNCES
EARNINGS FOR THE THIRD QUARTER OF 2022

TUPELO, MISSISSIPPI (October 25, 2022) - Renasant Corporation (NASDAQ: RNST) (the “Company”) today announced earnings results for the third quarter of 2022.

(Dollars in thousands, except earnings per share)	Three Months Ended			Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Net income and earnings per share:
Net income	$46,567	$39,678	$40,063	$119,792	$138,838
Basic EPS	0.83	0.71	0.71	2.14	2.47
Diluted EPS	0.83	0.71	0.71	2.13	2.46

"Results for the third quarter reflect continued improvement in profitability. Earnings benefited from expansion in the net interest margin, effective expense management and solid organic loan growth," remarked C. Mitchell Waycaster, Renasant President and Chief Executive Officer. "The balance sheet remains sound, with a solid base of core deposits, continued good asset quality and strong capital levels."

Quarterly Highlights

Earnings
•Net income for the third quarter of 2022 was $46.6 million with diluted EPS of $0.83
•Net interest income (fully tax equivalent) for the third quarter of 2022 was $132.4 million, up $17.1 million on a linked quarter basis
•For the third quarter of 2022, net interest margin was 3.54%, up 43 basis points on a linked quarter basis
•Cost of total deposits was 21 basis points for the third quarter of 2022, up 6 basis points on a linked quarter basis
•Wealth management and insurance lines of business continued to produce strong results during the third quarter of 2022

•The mortgage division generated $0.6 billion in interest rate lock volume during the third quarter of 2022, compared to $0.9 billion on a linked quarter basis. Gain on sale margin was 1.03% for the third quarter of 2022, down 24 basis points on a linked quarter basis. Mortgage servicing rights with a book value of $15.4 million were sold for a gain of $3.0 million during the third quarter of 2022
•Third quarter noninterest expense increased by $3.4 million on a linked quarter basis. The efficiency ratio and adjusted efficiency ratio (non-GAAP)(1) for the third quarter was 58.50% and 58.78%, respectively.

Balance Sheet
•Loans increased $501.3 million, or 18.8% annualized, during the third quarter of 2022 from the balance at June 30, 2022
•The securities portfolio decreased $94.4 million during the third quarter of 2022 from the balance at June 30, 2022, due to net cash outflows during the quarter of $9.1 million and a negative fair market value adjustment in our available-for-sale portfolio of $85.3 million
•Deposits at September 30, 2022 decreased $331.8 million from June 30, 2022, primarily driven by a decrease in interest bearing deposits. Noninterest bearing deposits increased $85.8 million from June 30, 2022 and represented 35.94% of total deposits at September 30, 2022

Capital
•Book value per share and tangible book value per share (non-GAAP)(1) decreased 1.2% and 2.1%, respectively, on a linked quarter basis. The decrease in accumulated other comprehensive income, driven primarily by unrealized losses in our securities portfolio, impacted tangible book value per share by $1.08 during the quarter
•The Company has a $100 million stock repurchase program that is in effect through October 2023; there was no buyback activity during the third quarter of 2022

Credit Quality
•The Company recorded a provision for credit losses on loans of $9.8 million and no provision for unfunded commitments (recorded in other noninterest expense) for the third quarter of 2022
•The allowance for credit losses on loans to total loans was unchanged on a linked quarter basis at 1.57% at September 30, 2022
•The coverage ratio, or the allowance for credit losses on loans to nonperforming loans, was 312.10% at September 30, 2022, compared to 373.21% at June 30, 2022
•Net loan charge-offs for the third quarter of 2022 were $1.6 million, or 0.06% of average loans on an annualized basis
•Credit metrics remained stable. Nonperforming loans to total loans increased to 0.50% at September 30, 2022 compared to 0.42% at June 30, 2022 and criticized loans (which include classified and special mention loans) to total loans decreased to 2.37% at September 30, 2022, compared to 2.57% at June 30, 2022

(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Income Statement

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Interest income
Loans held for investment	$123,100	$106,409	$95,829	$98,478	$102,627	$325,338	$324,354
Loans held for sale	2,075	2,586	2,863	3,652	2,377	7,524	8,980
Securities	14,500	12,471	10,835	9,221	8,416	37,806	22,310
Other	3,458	1,954	664	568	593	6,076	1,122
Total interest income	143,133	123,420	110,191	111,919	114,013	376,744	356,766
Interest expense
Deposits	7,241	5,018	5,637	6,056	6,972	17,896	22,920
Borrowings	5,574	4,887	4,925	4,381	3,749	15,386	11,327
Total interest expense	12,815	9,905	10,562	10,437	10,721	33,282	34,247
Net interest income	130,318	113,515	99,629	101,482	103,292	343,462	322,519
Provision for (recovery of) credit losses
Provision for (recovery of) loan losses	9,800	2,000	1,500	(500)	(1,200)	13,300	(1,200)
Provision for credit losses on HTM securities	—	—	—	32	—	—	—
Total provision for (recovery of) loan losses	9,800	2,000	1,500	(468)	(1,200)	13,300	(1,200)
Net interest income after provision for (recovery of) credit losses	120,518	111,515	98,129	101,950	104,492	330,162	323,719
Noninterest income	41,186	37,214	37,458	47,582	50,755	115,858	179,402
Noninterest expense	101,574	98,194	94,105	101,115	103,999	293,873	328,711
Income before income taxes	60,130	50,535	41,482	48,417	51,248	152,147	174,410
Income taxes	13,563	10,857	7,935	11,363	11,185	32,355	35,572
Net income	$46,567	$39,678	$33,547	$37,054	$40,063	$119,792	$138,838

Adjusted net income (non-GAAP)(1)	$44,233	$40,601	$33,728	$38,232	$40,315	$118,562	$129,664
Adjusted pre-provision net revenue (“PPNR”) (non-GAAP)(1)	$66,970	$54,172	$42,664	$49,190	$50,171	$163,806	$161,234

Basic earnings per share	$0.83	$0.71	$0.60	$0.66	$0.71	$2.14	$2.47
Diluted earnings per share	0.83	0.71	0.60	0.66	0.71	2.13	2.46
Adjusted diluted earnings per share (non-GAAP)(1)	0.79	0.72	0.60	0.68	0.71	2.11	2.29
Average basic shares outstanding	55,947,214	55,906,755	55,809,192	55,751,487	56,146,285	55,888,226	56,237,056
Average diluted shares outstanding	56,248,720	56,182,845	56,081,863	56,105,050	56,447,184	56,169,886	56,533,094
Cash dividends per common share	$0.22	$0.22	$0.22	$0.22	$0.22	$0.66	$0.66
(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Performance Ratios

	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Return on average assets	1.11%	0.96%	0.81%	0.89%	0.99%	0.96%	1.18%
Adjusted return on average assets (non-GAAP)(1)	1.05	0.98	0.82	0.92	0.99	0.95	1.10
Return on average tangible assets (non-GAAP)(1)	1.20	1.04	0.89	0.98	1.08	1.05	1.29
Adjusted return on average tangible assets (non-GAAP)(1)	1.14	1.07	0.90	1.01	1.09	1.04	1.21
Return on average equity	8.50	7.31	6.05	6.59	7.16	7.28	8.43
Adjusted return on average equity (non-GAAP)(1)	8.07	7.48	6.08	6.80	7.21	7.21	7.87
Return on average tangible equity (non-GAAP)(1)	15.64	13.50	10.93	11.94	13.05	13.32	15.43
Adjusted return on average tangible equity (non-GAAP)(1)	14.87	13.81	10.99	12.31	13.13	13.19	14.43
Efficiency ratio (fully taxable equivalent)	58.50	64.37	67.78	67.04	66.77	63.20	64.85
Adjusted efficiency ratio (non-GAAP)(1)	58.78	62.44	67.02	64.18	66.06	62.47	65.66
Dividend payout ratio	26.51	30.99	36.67	33.33	30.99	30.84	26.72

Capital and Balance Sheet Ratios

	As of
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Shares outstanding	55,953,104	55,932,017	55,880,666	55,756,233	55,747,407
Market value per share	$31.28	$28.81	$33.45	$37.95	$36.05
Book value per share	37.39	37.85	38.25	39.63	39.53
Tangible book value per share (non-GAAP)(1)	20.12	20.55	20.91	22.35	22.22
Shareholders' equity to assets	12.70%	12.74%	12.68%	13.15%	13.64%
Tangible common equity ratio (non-GAAP)(1)	7.26	7.34	7.35	7.86	8.15
Leverage ratio	9.39	9.16	9.00	9.15	9.18
Common equity tier 1 capital ratio	10.64	10.74	10.78	11.18	11.02
Tier 1 risk-based capital ratio	11.47	11.60	11.67	12.10	11.94
Total risk-based capital ratio	15.15	15.34	15.51	16.14	14.66

(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

Noninterest Income and Noninterest Expense

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Noninterest income
Service charges on deposit accounts	$10,216	$9,734	$9,562	$9,751	$9,337	$29,512	$26,818
Fees and commissions	4,148	4,668	3,982	3,885	3,837	12,798	11,847
Insurance commissions	3,108	2,591	2,554	2,353	2,829	8,253	7,488
Wealth management revenue	5,467	5,711	5,924	5,273	5,371	17,102	15,182
Mortgage banking income	12,675	8,316	9,633	14,726	23,292	30,624	94,878
Swap termination gains	—	—	—	4,676	—	—	—
Net gains on sales of securities	—	—	—	49	764	—	2,121
BOLI income	2,296	2,331	2,153	2,048	1,602	6,780	5,318
Other	3,276	3,863	3,650	4,821	3,723	10,789	15,750
Total noninterest income	$41,186	$37,214	$37,458	$47,582	$50,755	$115,858	$179,402
Noninterest expense
Salaries and employee benefits	$66,463	$65,580	$62,239	$62,523	$69,115	$194,282	$218,104
Data processing	3,526	3,590	4,263	5,346	5,277	11,379	16,380
Net occupancy and equipment	11,266	11,155	11,276	11,177	11,748	33,697	35,660
Other real estate owned	34	(187)	(241)	(60)	168	(394)	313
Professional fees	3,087	2,778	3,151	3,209	2,972	9,016	8,566
Advertising and public relations	3,229	3,406	4,059	2,929	2,922	10,694	9,274
Intangible amortization	1,251	1,310	1,366	1,424	1,481	3,927	4,618
Communications	1,999	1,904	2,027	2,088	2,198	5,930	6,781
Merger and conversion related expenses	—	—	687	—	—	687	—
Restructuring charges (benefit)	—	1,187	(455)	61	—	732	307
Debt prepayment penalty	—	—	—	6,123	—	—	—
Other	10,719	7,471	5,733	6,295	8,118	23,923	28,708
Total noninterest expense	$101,574	$98,194	$94,105	$101,115	$103,999	$293,873	$328,711

Mortgage Banking Income

(Dollars in thousands)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Gain on sales of loans, net	$5,263	$3,490	$6,047	$10,801	$20,116	$14,800	$71,598
Fees, net	2,405	3,064	3,053	4,320	3,420	8,522	12,841
Mortgage servicing income (loss), net	5,007	1,762	533	(395)	(244)	7,302	(3,122)
MSR valuation adjustment	—	—	—	—	—	—	13,561
Total mortgage banking income	$12,675	$8,316	$9,633	$14,726	$23,292	$30,624	$94,878

Balance Sheet

(Dollars in thousands)	As of
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Assets
Cash and cash equivalents	$479,500	$1,010,468	$1,607,493	$1,877,965	$1,476,141
Securities held to maturity, at amortized cost	1,353,502	488,851	487,194	416,357	—
Securities available for sale, at fair value	1,569,242	2,528,253	2,405,316	2,386,052	2,544,643
Loans held for sale, at fair value	144,642	196,598	280,464	453,533	452,869
Loans:
Non purchased	10,259,840	9,692,116	9,338,890	9,011,011	8,875,880
Purchased	845,164	911,628	974,569	1,009,903	1,140,944
Total loans	11,105,004	10,603,744	10,313,459	10,020,914	10,016,824
Allowance for credit losses on loans	(174,356)	(166,131)	(166,468)	(164,171)	(170,038)
Loans, net	10,930,648	10,437,613	10,146,991	9,856,743	9,846,786
Premises and equipment, net	284,062	284,035	285,344	293,122	294,499
Other real estate owned	2,412	2,807	2,062	2,540	4,705
Goodwill	946,291	946,291	946,291	939,683	939,683
Other intangibles	20,170	21,422	22,731	24,098	25,522
Bank-owned life insurance	371,650	371,298	369,344	287,359	286,088
Mortgage servicing rights	81,980	94,743	91,730	89,018	86,387
Other assets	287,000	235,722	218,797	183,841	198,227
Total assets	$16,471,099	$16,618,101	$16,863,757	$16,810,311	$16,155,550

Liabilities and Shareholders’ Equity
Liabilities
Deposits:
Noninterest-bearing	$4,827,220	$4,741,397	$4,706,256	$4,718,124	$4,492,650
Interest-bearing	8,604,904	9,022,532	9,284,641	9,187,600	8,762,179
Total deposits	13,432,124	13,763,929	13,990,897	13,905,724	13,254,829
Short-term borrowings	312,818	112,642	111,279	13,947	11,253
Long-term debt	426,821	431,553	435,416	471,209	468,863
Other liabilities	207,055	193,100	188,523	209,578	216,661
Total liabilities	14,378,818	14,501,224	14,726,115	14,600,458	13,951,606

Shareholders’ equity:
Preferred stock	—	—	—	—	—
Common stock	$296,483	$296,483	$296,483	$296,483	$296,483
Treasury stock	(111,577)	(112,295)	(114,050)	(118,027)	(118,288)
Additional paid-in capital	1,299,476	1,298,207	1,297,088	1,300,192	1,298,022
Retained earnings	823,951	789,880	762,690	741,648	717,033
Accumulated other comprehensive (loss) income	(216,052)	(155,398)	(104,569)	(10,443)	10,694
Total shareholders’ equity	2,092,281	2,116,877	2,137,642	2,209,853	2,203,944
Total liabilities and shareholders’ equity	$16,471,099	$16,618,101	$16,863,757	$16,810,311	$16,155,550

Net Interest Income and Net Interest Margin

(Dollars in thousands)	Three Months Ended
	September 30, 2022			June 30, 2022			September 30, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Total loans	$10,829,137	$124,614	4.57%	$10,477,036	$107,612	4.12%	$10,017,742	$103,770	4.11%
Loans held for sale	143,837	2,075	5.77%	227,435	2,586	4.55%	451,586	2,376	2.13%
Taxable securities	2,773,924	12,439	1.79%	2,684,624	10,355	1.54%	1,942,647	6,688	1.38%
Tax-exempt securities(1)	449,927	2,664	2.37%	451,878	2,719	2.41%	324,219	2,297	2.83%
Total securities	3,223,851	15,103	1.87%	3,136,502	13,074	1.67%	2,266,866	8,985	1.59%
Interest-bearing balances with banks	663,218	3,458	2.07%	1,004,226	1,954	0.78%	1,520,227	592	0.15%
Total interest-earning assets	14,860,043	145,250	3.89%	14,845,199	125,226	3.38%	14,256,421	115,723	3.23%
Cash and due from banks	191,358			206,882			195,095
Intangible assets	967,154			968,441			965,960
Other assets	626,926			610,768			712,673
Total assets	$16,645,481			$16,631,290			$16,130,149
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,462,940	$6,061	0.37%	$6,571,905	$3,598	0.22%	$6,231,718	$3,821	0.24%
Savings deposits	1,134,665	155	0.05%	1,137,607	147	0.05%	1,006,847	192	0.08%
Time deposits	1,240,439	1,025	0.33%	1,303,735	1,273	0.39%	1,506,192	2,959	0.78%
Total interest-bearing deposits	8,838,044	7,241	0.33%	9,013,247	5,018	0.22%	8,744,757	6,972	0.32%
Borrowed funds	572,376	5,574	3.88%	543,728	4,887	3.60%	482,709	3,749	3.08%
Total interest-bearing liabilities	9,410,420	12,815	0.54%	9,556,975	9,905	0.42%	9,227,466	10,721	0.46%
Noninterest-bearing deposits	4,867,314			4,714,161			4,470,262
Other liabilities	194,339			182,617			212,990
Shareholders’ equity	2,173,408			2,177,537			2,219,431
Total liabilities and shareholders’ equity	$16,645,481			$16,631,290			$16,130,149
Net interest income/ net interest margin		$132,435	3.54%		$115,321	3.11%		$105,002	2.93%
Cost of funding			0.36%			0.28%			0.31%
Cost of total deposits			0.21%			0.15%			0.21%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Net Interest Income and Net Interest Margin, continued

(Dollars in thousands)	Nine Months Ended
	September 30, 2022			September 30, 2021
	Average Balance	Interest Income/ Expense	Yield/ Rate	Average Balance	Interest Income/ Expense	Yield/ Rate
Interest-earning assets:
Total loans	$10,474,305	$329,227	4.20%	$10,431,436	$327,625	4.20%
Loans held for sale	233,266	7,524	4.30%	439,954	8,980	2.73%
Taxable securities(1)	2,653,735	31,576	1.59%	1,505,611	17,077	1.51%
Tax-exempt securities	446,762	8,018	2.39%	316,159	6,915	2.92%
Total securities	3,100,497	39,594	1.70%	1,821,770	23,992	1.76%
Interest-bearing balances with banks	1,041,145	6,076	0.78%	1,176,378	1,121	0.13%
Total interest-earning assets	14,849,213	382,421	3.44%	13,869,538	361,718	3.49%
Cash and due from banks	201,436			198,955
Intangible assets	967,023			967,458
Other assets	640,403			687,159
Total assets	$16,658,075			$15,723,110
Interest-bearing liabilities:
Interest-bearing demand(2)	$6,556,454	$13,306	0.27%	$6,083,179	$11,821	0.26%
Savings deposits	1,123,433	441	0.05%	953,391	547	0.08%
Time deposits	1,305,800	4,149	0.42%	1,575,220	10,552	0.90%
Total interest-bearing deposits	8,985,687	17,896	0.27%	8,611,790	22,920	0.36%
Borrowed funds	534,296	15,386	3.84%	483,230	11,327	3.13%
Total interest-bearing liabilities	9,519,983	33,282	0.47%	9,095,020	34,247	0.50%
Noninterest-bearing deposits	4,745,409			4,202,364
Other liabilities	192,744			223,796
Shareholders’ equity	2,199,939			2,201,930
Total liabilities and shareholders’ equity	$16,658,075			$15,723,110
Net interest income/ net interest margin		$349,139	3.14%		$327,471	3.16%
Cost of funding			0.31%			0.34%
Cost of total deposits			0.17%			0.24%
(1) U.S. Government and some U.S. Government Agency securities are tax-exempt in the states in which the Company operates.
(2) Interest-bearing demand deposits include interest-bearing transactional accounts and money market deposits.

Supplemental Margin Information

(Dollars in thousands)	Three Months Ended			Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Earning asset mix:
Loans held for investment, excluding PPP loans	72.83%	70.52%	69.38%	70.42%	71.04%
PPP loans	0.04	0.05	0.89	0.12	4.17
Loans held for sale	0.97	1.53	3.17	1.57	3.17
Securities	21.69	21.13	15.90	20.88	13.14
Interest-bearing balances with banks	4.47	6.77	10.66	7.01	8.48
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Funding sources mix:
Noninterest-bearing demand	34.09%	33.03%	32.64%	33.27%	31.60%
Interest-bearing demand	45.27	46.05	45.49	45.96	45.75
Savings	7.95	7.97	7.35	7.88	7.17
Time deposits	8.69	9.14	11.00	9.15	11.85
Borrowed funds	4.00	3.81	3.52	3.74	3.63
Total	100.00%	100.00%	100.00%	100.00%	100.00%

Net interest income collected on problem loans	$78	$2,276	$316	$2,788	$3,835
Total accretion on purchased loans	1,317	2,021	2,871	4,573	8,597
Total impact on net interest income	$1,395	$4,297	$3,187	$7,361	$12,432
Impact on net interest margin	0.04%	0.11%	0.09%	0.07%	0.12%
Impact on loan yield	0.05%	0.16%	0.13%	0.09%	0.16%

Interest income on PPP loans	$5	$74	$3,503	$698	$24,310
PPP impact on net interest margin	0.01%	—%	0.07%	—%	0.11%
PPP impact on loan yield	—%	—%	0.09%	—%	0.08%

Loan Portfolio

(Dollars in thousands)	As of
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Loan Portfolio:
Commercial, financial, agricultural	$1,507,615	$1,489,889	$1,437,225	$1,364,879	$1,368,557
Lease financing	103,357	101,350	89,842	76,125	79,215
Real estate - construction	1,215,056	1,126,363	1,222,052	1,104,896	1,091,296
Real estate - 1-4 family mortgages	3,127,889	3,030,083	2,840,979	2,724,246	2,724,743
Real estate - commercial mortgages	5,016,665	4,717,513	4,577,864	4,549,037	4,535,730
Installment loans to individuals	128,946	131,163	137,115	143,340	149,821
Subtotal	11,099,528	10,596,361	10,305,077	9,962,523	9,949,362
PPP	5,476	7,383	8,382	58,391	67,462
Total loans	$11,105,004	$10,603,744	$10,313,459	$10,020,914	$10,016,824

Credit Quality and Allowance for Credit Losses on Loans

(Dollars in thousands)	As of
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021
Nonperforming Assets:
Non purchased
Non purchased nonaccruing loans	$42,332	$32,284	$32,573	$30,751	$29,266
Non purchased loans 90 days or more past due	137	479	209	1,074	908
Total non purchased nonperforming loans	42,469	32,763	32,782	31,825	30,174
Non purchased other real estate owned	867	1,332	531	951	2,252
Total non purchased nonperforming assets	43,336	34,095	33,313	32,776	32,426
Purchased
Purchased nonaccruing loans	$11,946	$11,613	$19,422	$18,613	$26,492
Purchased loans 90 days or more past due	1,450	138	38	367	74
Total purchased nonperforming loans	13,396	11,751	19,460	18,980	26,566
Purchased other real estate owned	1,545	1,475	1,531	1,589	2,453
Total purchased nonperforming assets	$14,941	$13,226	$20,991	$20,569	$29,019
Total nonperforming loans	$55,865	$44,514	$52,242	$50,805	$56,740
Total nonperforming assets	$58,277	$47,321	$54,304	$53,345	$61,445
Allowance for credit losses on loans	$174,356	$166,131	$166,468	$164,171	$170,038
Net loan charge-offs	$1,575	$2,337	$851	$5,367	$1,116
Annualized net loan charge-offs / average loans	0.06%	0.09%	0.03%	0.21%	0.04%
Nonperforming loans / total loans	0.50	0.42	0.51	0.51	0.57
Nonperforming assets / total assets	0.35	0.28	0.32	0.32	0.38
Allowance for credit losses on loans / total loans	1.57	1.57	1.61	1.64	1.70
Allowance for credit losses on loans / nonperforming loans	312.10	373.21	318.65	323.14	299.68
Nonperforming loans / total loans excluding PPP loans (non-GAAP)(1)	0.50	0.42	0.51	0.51	0.57
Nonperforming assets / total assets excluding PPP loans (non-GAAP)(1)	0.35	0.28	0.32	0.32	0.38
Allowance for credit losses on loans / total loans excluding PPP loans (non-GAAP)(1)	1.57	1.57	1.62	1.65	1.71
(1)A reconciliation of all non-GAAP financial measures disclosed in this release from GAAP to non-GAAP is included in the tables at the end of this release. The information below under the heading “Non-GAAP Financial Measures” explains why the Company believes the non-GAAP financial measures in this release provide useful information and describes the other purposes for which the Company uses non-GAAP financial measures.

CONFERENCE CALL INFORMATION:
A live audio webcast of a conference call with analysts will be available beginning at 10:00 AM Eastern Time (9:00 AM Central Time) on Wednesday, October 26, 2022.

The webcast is accessible through Renasant’s investor relations website at www.renasant.com or https://event.choruscall.com/mediaframe/webcast.html?webcastid=REdHmUjC. To access the conference via telephone, dial 1-877-513-1143 in the United States and request the Renasant Corporation 2022 Third Quarter Earnings Webcast and Conference Call. International participants should dial 1-412-902-4145 to access the conference call.

The webcast will be archived on www.renasant.com after the call and will remain accessible for one year. A replay is accessible via telephone by dialing 1-877-344-7529 in the United States and entering conference number 6769509 or by dialing 1-412-317-0088 internationally and entering the same conference number. Telephone replay access is available until November 9, 2022.

ABOUT RENASANT CORPORATION:
Renasant Corporation is the parent of Renasant Bank, a 118-year-old financial services institution. Renasant has assets of approximately $16.5 billion and operates 195 banking, lending, mortgage, wealth management and insurance offices in Mississippi, Tennessee, Alabama, Florida, Georgia, North Carolina and South Carolina.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:
This press release may contain, or incorporate by reference, statements about Renasant Corporation that constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements preceded by, followed by or that otherwise include the words “believes,” “expects,” “projects,” “anticipates,” “intends,” “estimates,” “plans,” “potential,” “focus,” “possible,” “may increase,” “may fluctuate,” “will likely result,” and similar expressions, or future or conditional verbs such as “will,” “should,” “would” and “could,” are generally forward-looking in nature and not historical facts. Forward-looking statements include information about the Company’s future financial performance, business strategy, projected plans and objectives and are based on the current beliefs and expectations of management. The Company’s management believes these forward-looking statements are reasonable, but they are all inherently subject to significant business, economic and competitive risks and uncertainties, many of which are beyond the Company’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. Actual results may differ from those indicated or implied in the forward-looking statements, and such differences may be material. Prospective investors are cautioned that any forward-looking statements are not guarantees of future performance and involve risks and uncertainties and, accordingly, investors should not place undue reliance on these forward-looking statements, which speak only as of the date they are made.

Important factors currently known to management that could cause our actual results to differ materially from those in forward-looking statements include the following: (i) the Company’s ability to efficiently integrate acquisitions into its operations, retain the customers of these businesses, grow the acquired operations and realize the cost savings expected from an acquisition to the extent and in the timeframe anticipated by management; (ii) the effect of economic conditions and interest rates on a national, regional or international basis; (iii) timing and success of the implementation of changes in operations to achieve enhanced earnings or effect cost savings; (iv) competitive pressures in the consumer finance, commercial finance, insurance, financial services, asset management, retail banking, mortgage lending and auto lending industries; (v) the financial resources of, and products available from, competitors; (vi) changes in laws and regulations as well as changes in accounting standards; (vii) changes in policy by regulatory agencies; (viii) changes in the securities and foreign exchange markets; (ix) the Company’s potential growth, including its entrance or expansion into new markets, and the need for sufficient capital to support that growth; (x) changes in the quality or composition of the Company’s loan or investment portfolios, including adverse developments in borrower industries or in the repayment ability of individual borrowers; (xi) an insufficient allowance for credit losses as a result of inaccurate assumptions; (xii) general economic, market or business conditions, including the impact of inflation; (xiii) changes in demand for loan products and financial services; (xiv) concentration of credit exposure; (xv) changes or the lack of changes in interest rates, yield curves and interest rate spread relationships; (xvi) increased cybersecurity risk, including potential network breaches, business disruptions or financial losses; (xvii) civil unrest, natural disasters, epidemics (including the re-emergence of the COVID-19 pandemic) and other catastrophic events in the Company’s geographic area; (xviii) the impact, extent and timing of technological changes; and (xix) other circumstances, many of which are beyond management’s control.

Management believes that the assumptions underlying the Company’s forward-looking statements are reasonable, but any of the assumptions could prove to be inaccurate. Investors are urged to carefully consider the risks described in the Company’s filings with the Securities and Exchange Commission (the “SEC”) from time to time, including its most recent Annual Report on Form 10-K and subsequent Quarterly Reports on Form 10-Q, which are available at www.renasant.com and the SEC’s website at www.sec.gov.

The Company undertakes no obligation, and specifically disclaims any obligation, to update or revise forward-looking statements, whether as a result of new information or to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by federal securities laws.

NON-GAAP FINANCIAL MEASURES:
In addition to results presented in accordance with generally accepted accounting principles in the United States of America (“GAAP”), this press release and the presentation slides furnished to the SEC on the same Form 8-K as this release contain non-GAAP financial measures, including, without limitation, (i) core loan yield, (ii) core net interest income and margin, (iii) adjusted pre-provision net revenue, (iv) adjusted net income, (v) adjusted diluted earnings per share, (vi) tangible book value per share, (vii) the tangible common equity ratio, (viii) certain asset quality ratios (namely, loans 30-89 past due to total loans, criticized loans to total loans, nonperforming loans to total loans, nonperforming assets to total assets, net charge-offs to average loans and the allowance for credit losses to total loans) in each case excluding PPP loans, (ix) certain performance ratios (namely, the ratio of adjusted pre-provision net revenue to average assets, the adjusted return on average assets and on average equity, and the return on average tangible assets and on average tangible common equity (including on an as-adjusted basis)), and (x) the adjusted efficiency ratio.

These non-GAAP financial measures adjust GAAP financial measures to exclude intangible assets and/or certain charges (such as, among others, merger and conversion expenses, COVID-19 related expenses, debt prepayment penalties, swap termination gains, gains on sale of MSR, restructuring charges or benefits and asset valuation adjustments) with respect to which the Company is unable to accurately predict when these charges will be incurred or, when incurred, the amount thereof or, with respect to core loan yield and its asset quality measures, to exclude the Company’s PPP loans. With respect to COVID-19 related expenses in particular, management added these expenses as a charge to exclude when calculating non-GAAP financial measures because the expenses included within this line item are readily quantifiable and possess the same characteristics with respect to management’s inability to accurately predict the timing or amount thereof as the other charges excluded when calculating non-GAAP financial measures. Management uses these non-GAAP financial measures when evaluating capital utilization and adequacy; with respect to the core loan yield and certain asset quality measures, management excludes PPP loans, which bear an interest rate fixed by Small Business Administration (“SBA”) regulations and are both forgivable and guaranteed by the SBA, to more clearly measure loan yields affected by competitive factors and potential loss in the Company’s loan portfolio and the coverage therefor. In addition, the Company believes that these non-GAAP financial measures facilitate the making of period-to-period comparisons and are meaningful indicators of its operating performance, particularly because these measures are widely used by industry analysts for companies with merger and acquisition activities. Also, because intangible assets such as goodwill and the core deposit intangible, charges such as debt prepayment penalties, restructuring charges and COVID-19 related expenses, and the amount of PPP loans can vary extensively from company to company and, as to intangible assets, are excluded from the calculation of a financial institution’s regulatory capital, the Company believes that the presentation of this non-GAAP financial information allows readers to more easily compare the Company’s results to information provided in other regulatory reports and the results of other companies. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are included in the tables below under the caption “Non-GAAP Reconciliations”.

None of the non-GAAP financial information that the Company has included in this release or the accompanying presentation slides are intended to be considered in isolation or as a substitute for any measure prepared in accordance with GAAP. Investors should note that, because there are no standardized definitions for the calculations as well as the results, the Company’s calculations may not be comparable to similarly titled measures presented by other companies. Also, there may be limits in the usefulness of these measures to investors. As a result, the Company encourages readers to consider its consolidated financial statements in their entirety and not to rely on any single financial measure.

Non-GAAP Reconciliations

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Adjusted Pre-Provision Net Revenue (“PPNR”)
Net income (GAAP)	$46,567	$39,678	$33,547	$37,054	$40,063	$119,792	$138,838
Income taxes	13,563	10,857	7,935	11,363	11,185	32,355	35,572
Provision for (recovery of) credit losses (including unfunded commitments)	9,800	2,450	950	(768)	(1,400)	13,200	(1,400)
Pre-provision net revenue (non-GAAP)	$69,930	$52,985	$42,432	$47,649	$49,848	$165,347	$173,010
Merger and conversion expense	—	—	687	—	—	687	—
Debt prepayment penalties	—	—	—	6,123	—	—	—
Swap termination gains	—	—	—	(4,676)	—	—	—
Gain on sale of MSR	(2,960)	—	—	—	—	(2,960)	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	—	1,187	(455)	61	—	732	307
COVID-19 related expenses(1)	—	—	—	33	323	—	1,478
Adjusted pre-provision net revenue (non-GAAP)	$66,970	$54,172	$42,664	$49,190	$50,171	$163,806	$161,234

Adjusted Net Income and Adjusted Tangible Net Income
Net income (GAAP)	$46,567	$39,678	$33,547	$37,054	$40,063	$119,792	$138,838
Amortization of intangibles	1,251	1,310	1,366	1,424	1,481	3,927	4,618
Tax effect of adjustments noted above(2)	(265)	(291)	(303)	(335)	(323)	(859)	(1,021)
Tangible net income (non-GAAP)	$47,553	$40,697	$34,610	$38,143	$41,221	$122,860	$142,435

Net income (GAAP)	$46,567	$39,678	$33,547	$37,054	$40,063	$119,792	$138,838
Merger and conversion expense	—	—	687	—	—	687	—
Debt prepayment penalties	—	—	—	6,123	—	—	—
Swap termination gain	—	—	—	(4,676)	—	—	—
Gain on sale of MSR	(2,960)	—	—	—	—	(2,960)	—
MSR valuation adjustment	—	—	—	—	—	—	(13,561)
Restructuring charges (benefit)	—	1,187	(455)	61	—	732	307
COVID-19 related expenses(1)	—	—	—	33	323	—	1,478
Tax effect of adjustments noted above(2)	626	(264)	(51)	(363)	(71)	311	2,602
Adjusted net income (non-GAAP)	$44,233	$40,601	$33,728	$38,232	$40,315	$118,562	$129,664
Amortization of intangibles	1,251	1,310	1,366	1,424	1,481	3,927	4,618
Tax effect of adjustments noted above(2)	(265)	(291)	(303)	(335)	(323)	(859)	(1,021)
Adjusted tangible net income (non-GAAP)	$45,219	$41,620	$34,791	$39,321	$41,473	$121,630	$133,261

Tangible Assets and Tangible Shareholders’ Equity
Average shareholders’ equity (GAAP)	$2,173,408	$2,177,537	$2,249,667	$2,231,681	$2,219,431	$2,199,939	$2,201,930
Average intangible assets	967,154	968,441	965,430	964,575	965,960	967,023	967,458
Average tangible shareholders’ equity (non-GAAP)	$1,206,254	$1,209,096	$1,284,237	$1,267,106	$1,253,471	$1,232,916	$1,234,472

Average assets (GAAP)	$16,645,481	$16,631,290	$16,697,264	$16,450,640	$16,130,149	$16,658,075	$15,723,110
Average intangible assets	967,154	968,441	965,430	964,575	965,960	967,023	967,458
Average tangible assets (non-GAAP)	$15,678,327	$15,662,849	$15,731,834	$15,486,065	$15,164,189	$15,691,052	$14,755,652

Shareholders’ equity (GAAP)	$2,092,281	$2,116,877	$2,137,642	$2,209,853	$2,203,944	$2,092,281	$2,203,944
Intangible assets	966,461	967,713	969,022	963,781	965,205	966,461	965,205
Tangible shareholders’ equity (non-GAAP)	$1,125,820	$1,149,164	$1,168,620	$1,246,072	$1,238,739	$1,125,820	$1,238,739

Total assets (GAAP)	$16,471,099	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,471,099	$16,155,550
Intangible assets	966,461	967,713	969,022	963,781	965,205	966,461	965,205
Total tangible assets (non-GAAP)	$15,504,638	$15,650,388	$15,894,735	$15,846,530	$15,190,345	$15,504,638	$15,190,345

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Adjusted Performance Ratios
Return on average assets (GAAP)	1.11%	0.96%	0.81%	0.89%	0.99%	0.96%	1.18%
Adjusted return on average assets (non-GAAP)	1.05%	0.98%	0.82%	0.92%	0.99%	0.95%	1.10%
Return on average tangible assets (non-GAAP)	1.20%	1.04%	0.89%	0.98%	1.08%	1.05%	1.29%
Adjusted pre-provision net revenue to average assets (non-GAAP)	1.60%	1.31%	1.04%	1.19%	1.23%	1.31%	1.37%
Adjusted return on average tangible assets (non-GAAP)	1.14%	1.07%	0.90%	1.01%	1.09%	1.04%	1.21%
Return on average equity (GAAP)	8.50%	7.31%	6.05%	6.59%	7.16%	7.28%	8.43%
Adjusted return on average equity (non-GAAP)	8.07%	7.48%	6.08%	6.80%	7.21%	7.21%	7.87%
Return on average tangible equity (non-GAAP)	15.64%	13.50%	10.93%	11.94%	13.05%	13.32%	15.43%
Adjusted return on average tangible equity (non-GAAP)	14.87%	13.81%	10.99%	12.31%	13.13%	13.19%	14.43%

Adjusted Diluted Earnings Per Share
Average diluted shares outstanding	56,248,720	56,182,845	56,081,863	56,105,050	56,447,184	56,169,886	56,533,094

Diluted earnings per share (GAAP)	$0.83	$0.71	$0.60	$0.66	$0.71	$2.13	$2.46
Adjusted diluted earnings per share (non-GAAP)	$0.79	$0.72	$0.60	$0.68	$0.71	$2.11	$2.29

Tangible Book Value Per Share
Shares outstanding	55,953,104	55,932,017	55,880,666	55,756,233	55,747,407	55,953,104	55,747,407

Book value per share (GAAP)	$37.39	$37.85	$38.25	$39.63	$39.53	$37.39	$39.53
Tangible book value per share (non-GAAP)	$20.12	$20.55	$20.91	$22.35	$22.22	$20.12	$22.22

Tangible Common Equity Ratio
Shareholders' equity to assets (GAAP)	12.70%	12.74%	12.68%	13.15%	13.64%	12.70%	13.64%
Tangible common equity ratio (non-GAAP)	7.26%	7.34%	7.35%	7.86%	8.15%	7.26%	8.15%

Adjusted Efficiency Ratio
Net interest income (FTE) (GAAP)	132,435	115,321	101,383	103,249	105,002	349,139	327,471

Total noninterest income (GAAP)	41,186	37,214	37,458	47,582	50,755	115,858	179,402
MSR valuation adjustment	—	—	—	—	—	—	13,561
Gain on sale of MSR	2,960	—	—	—	—	2,960	—
Swap termination gains	—	—	—	4,676	—	—	—
Securities gains	—	—	—	49	764	—	2,121
Total adjusted noninterest income (non-GAAP)	38,226	37,214	37,458	42,857	49,991	112,898	163,720

Noninterest expense (GAAP)	101,574	98,194	94,105	101,115	103,999	293,873	328,711
Amortization of intangibles	1,251	1,310	1,366	1,424	1,481	3,927	4,618
Merger and conversion expense	—	—	687	—	—	687	—
Debt prepayment penalty	—	—	—	6,123	—	—	—
Restructuring charges (benefit)	—	1,187	(455)	61	—	732	307
Provision (recovery) of unfunded commitments	—	450	(550)	(300)	(200)	(100)	(200)
COVID-19 related expenses(1)	—	—	—	33	323	—	1,478
Total adjusted noninterest expense (non-GAAP)	100,323	95,247	93,057	93,774	102,395	288,627	322,508

Efficiency ratio (GAAP)	58.50%	64.37%	67.78%	67.04%	66.77%	63.20%	64.85%
Adjusted efficiency ratio (non-GAAP)	58.78%	62.44%	67.02%	64.18%	66.06%	62.47%	65.66%

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021
Core Net Interest Income and Core Net Interest Margin
Net interest income (FTE) (GAAP)	$132,435	$115,321	$101,383	$103,249	$105,002	$349,139	$327,471
Net interest income collected on problem loans	78	2,276	434	577	316	2,788	3,835
Accretion recognized on purchased loans	1,317	2,021	1,235	2,187	2,871	4,573	8,597
Interest income recognized on PPP loans	5	74	619	485	3,503	698	24,310
Non-core net interest income	$1,400	$4,371	$2,288	$3,249	$6,690	$8,059	$36,742
Core net interest income (FTE) (non-GAAP)	$131,035	$110,950	$99,095	$99,999	$98,312	$341,080	$290,730

Average earning assets (GAAP)	$14,860,043	$14,845,199	$14,841,146	$14,607,716	$14,256,421	$14,849,213	$13,869,538
Average PPP loans	6,647	7,863	39,506	62,726	126,870	17,881	578,643
Average earning assets excluding PPP loans (non-GAAP)	$14,853,396	$14,837,336	$14,801,640	$14,544,990	$14,129,551	$14,831,332	$13,290,895

Net interest margin (GAAP)	3.54%	3.11%	2.76%	2.81%	2.93%	3.14%	3.16%
Core net interest margin (non-GAAP)	3.50%	3.00%	2.71%	2.73%	2.76%	3.07%	2.92%

Core Loan Yield
Loan interest income (FTE) (GAAP)	$124,614	$107,612	$97,001	$99,670	$103,769	$329,227	$327,625
Net interest income collected on problem loans	78	2,276	434	578	316	2,788	3,835
Accretion recognized on purchased loans	1,317	2,021	1,235	2,187	2,871	4,573	8,597
Interest income recognized on PPP loans	5	74	619	485	3,503	698	24,310
Core loan interest income (FTE) (non-GAAP)	$123,214	$103,241	$94,713	$96,420	$97,079	$321,168	$290,884

Average loans (GAAP)	$10,829,137	$10,477,036	$10,108,511	$9,948,610	$10,017,742	$10,474,305	$10,431,436
Average PPP loans	6,647	7,863	39,506	62,726	126,870	17,881	578,643
Average loans excluding PPP loans (non-GAAP)	$10,822,490	$10,469,173	$10,069,005	$9,885,884	$9,890,872	$10,456,424	$9,852,793

Loan yield (GAAP)	4.57%	4.12%	3.88%	3.98%	4.11%	4.20%	4.20%
Core loan yield (non-GAAP)	4.52%	3.96%	3.82%	3.87%	3.89%	4.11%	3.95%

Adjusted Asset Quality Ratios
Total loans (GAAP)	$11,105,004	$10,603,744	$10,313,459	$10,020,914	$10,016,824	$11,105,004	$10,016,824
PPP loans	5,476	7,383	8,382	58,391	67,462	5,476	67,462
Total loans excluding PPP loans (non-GAAP)	$11,099,528	$10,596,361	$10,305,077	$9,962,523	$9,949,362	$11,099,528	$9,949,362

Loans 30-89 days past due	$26,103	$16,910	$30,617	$27,604	$14,806	$26,103	$14,806
Loans 30-89 days past due / total loans (GAAP)	0.24%	0.16%	0.30%	0.28%	0.15%	0.24%	0.15%
Loans 30-89 days past due / total loans excluding PPP loans (non-GAAP)	0.24%	0.16%	0.30%	0.28%	0.15%	0.24%	0.15%

Classified loans	$193,844	$185,267	$178,015	$160,790	$187,223	$193,844	$187,223
Special Mention loans	69,883	87,476	76,949	115,496	138,497	69,883	138,497
Criticized loans(3)	$263,727	$272,743	$254,964	$276,286	$325,720	$263,727	$325,720
Criticized loans / total loans (GAAP)	2.37%	2.57%	2.47%	2.76%	3.25%	2.37%	3.25%
Criticized loans / total loans excluding PPP loans (non-GAAP)	2.38%	2.57%	2.47%	2.77%	3.27%	2.38%	3.27%

Nonperforming loans	$55,865	$44,514	$52,242	$50,805	$56,740	$55,865	$56,740
Nonperforming loans / total loans (GAAP)	0.50%	0.42%	0.51%	0.51%	0.57%	0.50%	0.57%
Nonperforming loans / total loans excluding PPP loans (non-GAAP)	0.50%	0.42%	0.51%	0.51%	0.57%	0.50%	0.57%

(Dollars in thousands, except per share data)	Three Months Ended					Nine Months Ended
	Sep 30, 2022	Jun 30, 2022	Mar 31, 2022	Dec 31, 2021	Sep 30, 2021	Sep 30, 2022	Sep 30, 2021

Allowance for credit losses on loans	$174,356	$166,131	$166,468	$164,171	$170,038	$174,356	$170,038
ACL / total loans (GAAP)	1.57%	1.57%	1.61%	1.64%	1.70%	1.57%	1.70%
ACL / total loans excluding PPP loans (non-GAAP)	1.57%	1.57%	1.62%	1.65%	1.71%	1.57%	1.71%

Average loans (GAAP)	$10,829,137	$10,477,036	$10,108,511	$9,948,610	$10,017,742	$10,474,305	$10,431,436
Average PPP loans	6,647	7,863	39,506	62,726	126,870	17,881	578,643
Average loans excluding PPP loans (non-GAAP)	$10,822,490	$10,469,173	$10,069,005	$9,885,884	$9,890,872	$10,456,424	$9,852,793

Net charge-offs	$1,575	$2,337	$851	$5,367	$1,116	$4,763	$4,906
Annualized net charge-offs / average loans (GAAP)	0.06%	0.09%	0.03%	0.21%	0.04%	0.06%	0.06%
Annualized net charge-offs / average loans excluding PPP loans (non-GAAP)	0.06%	0.09%	0.03%	0.22%	0.04%	0.06%	0.07%

Total assets (GAAP)	$16,471,099	$16,618,101	$16,863,757	$16,810,311	$16,155,550	$16,471,099	$16,155,550
PPP loans	5,476	7,383	8,382	58,391	67,462	5,476	67,462
Total assets excluding PPP loans (non-GAAP)	$16,465,623	$16,610,718	$16,855,375	$16,751,920	$16,088,088	$16,465,623	$16,088,088

Nonperforming assets	$58,277	$47,321	$54,304	$53,345	$61,445	$58,277	$61,445
Nonperforming assets / total assets (GAAP)	0.35%	0.28%	0.32%	0.32%	0.38%	0.35%	0.38%
Nonperforming assets / total assets excluding PPP loans (non-GAAP)	0.35%	0.28%	0.32%	0.32%	0.38%	0.35%	0.38%
(1)Primarily consists of employee overtime and employee benefit accruals directly related to the response to the COVID-19 pandemic and federal legislation enacted to address the pandemic, such as the CARES Act, and expenses associated with supplying branches with protective equipment and sanitation supplies (such as floor markings and cautionary signage for branches, face coverings and hand sanitizer) as well as more frequent and rigorous branch cleaning.
(2)Tax effect is calculated based on the respective periods’ effective tax rate excluding the impact of discrete items.
(3)Criticized loans include loans in risk rating classifications of classified and special mention.

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